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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   The undersigned Directors of Viacom Inc. (the "Company") hereby constitute and appoint Michael D. Fricklas, as true and lawful attorney-in-fact for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), the Company's Registration Statement on Form S-4 relating to the proposed merger with Infinity Broadcasting Corporation and any and all amendments (including post-effective amendments) and exhibits thereto with the Commission, any related registration statement and its amendments and exhibits filed pursuant to Rule 462(b) under the Securities Act and any and all applications and other documents to be filed with the Commission pertaining to the registration of the securities covered thereby or under any related registration statement or any amendment thereto, with full power and authority to do and perform each and every act and thing requisite and necessary or desirable, hereby ratifying and confirming all that such attorney-in-fact or its substitute shall lawfully do or cause to be done by virtue hereof.

   In witness whereof, the undersigned have executed this Power of Attorney as of the 22nd day of November, 2000.

                                                  /s/ George S. Abrams
                                          -------------------------------------
                                                    George S. Abrams

                                                 /s/ George H. Conrades
                                          -------------------------------------
                                                   George H. Conrades

                                                 /s/ Philippe P. Dauman
                                          -------------------------------------
                                                   Philippe P. Dauman

                                                 /s/ William H. Gray III
                                          -------------------------------------
                                                   William H. Gray III

                                                    /s/ Mel Karmazin
                                          -------------------------------------
                                                      Mel Karmazin

                                                     /s/ Jan Leschly
                                          -------------------------------------
                                                       Jan Leschly

                                                 /s/ David T. McLaughin
                                          -------------------------------------
                                                   David T. McLaughin

                                                   /s/ Leslie Moonves
                                          -------------------------------------
                                                     Leslie Moonves

                                                     /s/ Ken Miller
                                          -------------------------------------
                                                       Ken Miller

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                                                  /s/ Brent D. Redstone
                                          -------------------------------------
                                                    Brent D. Redstone

                                                   /s/ Shari Redstone
                                          -------------------------------------
                                                     Shari Redstone

                                                 /s/ Frederic V. Salerno
                                          -------------------------------------
                                                   Frederic V. Salerno

                                                  /s/ William Schwartz
                                          -------------------------------------
                                                    William Schwartz

                                                   /s/ Ivan Seidenberg
                                          -------------------------------------
                                                     Ivan Seidenberg

                                                  /s/ Patty Stonesifer
                                          -------------------------------------
                                                    Patty Stonesifer

                                                  /s/ Robert D. Walter
                                          -------------------------------------
                                                    Robert D. Walter